EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Crown Baus Capital Corp. (the “Company”) on Form 10-K for the year ended April 30, 2023, filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the Report.

Date: October 5, 2023	By:	/s/ Andy Jagpal
Andy Jagpal Chief Financial Officer